                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC.  20549

                              FORM 8-K

                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                         December 18, 2009

                       HANCOCK HOLDING COMPANY

       (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

                          INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Entry into a Material Definitive Agreement.

On December 18, 2009, Hancock Bank, Gulfport, Mississippi ("Hancock Bank") entered into a Purchase and Assumption Agreement ("Agreement") with the Federal Deposit Insurance
Corporation, Receiver of Peoples First Community Bank, Panama City Florida ("PFCB") and
the Federal Deposit Insurance Corporation acting in its corporate capacity ("FDIC") to acquire certain assets and assume certain deposits and other liabilities of PFCB in an
FDIC-assisted transaction.  Hancock Bank is a wholly-owned banking subsidiary of Hancock
Holding Company.  All branches of PFCB will reopen as offices of Hancock Bank.  PFCB depositors will automatically become depositors of Hancock Bank and deposits will continue to be insured by the FDIC without interruption.

In the Agreement, Hancock Bank agreed to pay a premium on deposits of 100 basis points and to acquire the specified assets, net of liabilities at a discount to book value of $236 million calculated in accordance with FDIC bidding rules.

Hancock Holding Company estimates that Hancock Bank will acquire $1.7 billion in liabilities and $1.8 billion in assets in the transaction. Hancock Bank also received a cash payment from the FDIC, which was calculated and paid on Monday, December 21, 2009.  Determination of the final amounts acquired and their values for financial statement purposes will be made after further analysis.

Hancock Bank and the FDIC also have entered loss sharing agreements that provide Hancock Bank with significant protection against credit losses on loans and related assets acquired from
PFCB. Under these agreements, the FDIC will, for a specified number of years, reimburse Hancock
Bank for 80% of losses on covered assets, primarily acquired loans and other real estate, of up to $385 million and for 95% of any losses on covered assets above $385 million. Hancock
Bank will service the covered assets.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided under Item 1.01 "Entry into a Material Definitive Agreement" is incorporated herein by reference.

                                         SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 23, 2009

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations